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                                                                 Exhibit 10.11

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER. REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                                                                August 15, 1999

                                NETRATINGS, INC.
                             a Delaware corporation

                          COMMON STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, Nielsen Media Research, Inc. (hereinafter, "NMR" and together with its successors and permitted assigns, the "HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from NetRatings, Inc., a Delaware corporation (the "COMPANY"), that number of fully paid and nonassessable shares of the Company's Common Stock at the purchase price per share as set forth in Section 1 below.

         This Warrant is issued in consideration for and in accordance with and subject to all terms and conditions of the Series C Preferred Stock Purchase Agreement dated as of August 5, 1999 (the "PURCHASE AGREEMENT") by and among the Company, NMR and the other investors listed on the Schedule of Purchasers thereto.

                         TERMS AND CONDITIONS OF WARRANT

         1.  NUMBER OF SHARES; EXERCISE PRICE; TERM.

             a. The Holder shall be entitled to subscribe for and purchase 12,000,000 shares (the "SHARES") of the fully paid and nonassessable Common Stock, par value $.001 per share ("COMMON STOCK"), of the Company at an exercise price equal to the lower of (i) $6.00 per share and (ii) 60% of the price at which the Company's Common Stock is sold at its IPO (as defined below) (the "EXERCISE PRICE"). The number of Shares issuable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment as hereinafter set forth.

             b. The Holder may exercise this Warrant at any time from the earlier of (i) January 1, 2002 and (ii) the effectiveness of the registration statement relating to the Company's initial public offering registered on Form S-1 (or substitute or successor form) (the "IPO") and at any time thereafter from time to time until the close of business on December 31, 2004 (the "EXPIRATION DATE"). This Warrant shall expire and cease to be exercisable after the Expiration Date.




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         2.  EXERCISE OF WARRANT.

             a. This Warrant may be exercised by the Holder as to the whole or any lesser number of the Shares covered hereby, upon surrender of this Warrant to the Company at its principal executive office together with the Notice of Exercise and Investment Representation Statement annexed hereto as EXHIBITS A and B, respectively, duly completed and executed by the Holder, and payment to the Company of the aggregate Exercise Price for the Shares to be purchased in the form of a check made payable to the Company. Certificates for the Shares so purchased shall be delivered to the Holder promptly after exercise of the stock purchase rights represented by this Warrant. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 2. Upon such exercise, the Holder will be deemed a shareholder of record of those Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Shares and all rights to receive any dividends with respect to such Shares). If this Warrant is to be exercised in respect of less than all of the Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

             b. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         3. COVENANTS OF THE COMPANY. The Company covenants and agrees that all equity securities which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and payment therefor in accordance herewith, will be duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock of the Company. The Company further covenants and agrees that, during the period within which the stock purchase rights represented by this Warrant may be exercised, the Company will at all times have duly authorized and duly reserved for issuance upon the exercise of the purchase rights evidenced by this Warrant a number of shares of its Common Stock for which this Warrant is exercisable sufficient for such issuance.

         4.  TRANSFER, EXCHANGE, OR LOSS OF WARRANT.

             a. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. This Warrant may not be assigned or transferred other than to (i) an Affiliate or (ii) a successor-in-interest to the business, operations and assets of

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the Holder, and except as provided in this Section 4 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (collectively, the "Securities Act"). As used herein, (i) "Affiliate" shall mean any person or Entity that controls, is controlled by, or is under common control with the Holder; (ii) "control" shall mean direct or indirect ownership of more than 50% of the voting interest or income interest in an Entity, or other relationship as, in fact, constitutes actual control; and (iii) "Entity" shall mean any general partnership, joint venture, trust, business trust, cooperative or association, or any foreign trust or foreign business organization. Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force or effect.

             b. Prior to any transfer of this Warrant, other than in an offering registered under the Securities Act, the Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and, upon request, furnish the Company with either an opinion of its counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws or a "No Action" Letter from the Securities and Exchange Commission. The Company will promptly notify the Holder if the opinion of counsel furnished to the Company is reasonably satisfactory to counsel for the Company. Unless the Company notifies the Holder within ten (10) days after its receipt of such opinion that such opinion is not satisfactory to counsel for the Company, the Holder may proceed to effect the transfer.

             c. Unless a registration statement under the Securities Act is effective with respect to the Shares or any other security issued upon exercise of this Warrant, the certificate representing such Shares or other securities shall bear the following legend, in addition to any legend imposed by applicable state securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

             d. Upon receipt by the Company of satisfactory evidence of loss, theft, destruction, or mutilation of this Warrant and of indemnity satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and


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deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either
(i) a cash payment equal to the excess of the fair market value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the Holder), or (ii) a whole share if the Holder tenders the Exercise Price for one whole share.

         6. NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle the holder hereof to any voting rights, dividend rights, or other rights as a shareholder of the Company prior to the exercise hereof.

         7. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

         8. ADJUSTMENTS. The Exercise Price per Share and the number of Shares purchasable hereunder shall be subject to adjustment from time to time as follows:

             a. MERGER. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation to which a holder of the securities deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

             b. RECLASSIFICATION, ETC. If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, the Exercise Price shall be appropriately adjusted and this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.


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             c.  SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company
at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares of Common Stock or other securities issuable upon exercise of this Warrant shall also be proportionately adjusted so that the Holder shall be entitled to receive upon exercise of this Warrant the aggregate number and kind of shares which if this Warrant had been exercised immediately prior to such event, he would have owned upon such exercise and been entitled to receive by virtue of such event.

         9. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of Shares issuable upon exercise hereof shall be adjusted pursuant to
Section 8 hereof, or whenever the Company shall propose to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution to all holders of Common Stock, to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities, to effect any liquidation, dissolution, or winding-up of the Company, or to take any other action which would cause an adjustment to the Exercise Price, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the holder of this Warrant.

         10. MISCELLANEOUS.

             a. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon any successors or assigns of the Company.

             b. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California as applied to agreements between California residents entered and to be performed entirely within California.

             c. ATTORNEYS' FEES. In any litigation, arbitration, or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

             d. AMENDMENTS. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder.

             e. NOTICE. Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be given by personal delivery, sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier at the respective addresses or facsimile number of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.


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                 If to the Holder:   At the address set forth for the Holder
                                     in the Schedule of Purchasers to the
                                     Series C Preferred Stock Purchase
                                     Agreement, or as to any subsequent Holder, the address of such Holder contained in the Company's Warrant Register.

                 If to the Company:  NetRatings, Inc.
                                     830 Hillview Court
                                     Suite 138
                                     Milpitas, California 95035
                                     ATTN:  David J. Toth, President
                                     Telephone:      (408) 957-0699
                                     Facsimile:      (408) 957-0487

             f. INVESTOR RIGHTS. All Shares issuable upon exercise of this Warrant are subject to the registration rights provisions of that certain Addendum No. 1 to Restated Rights Agreement dated as of August 15, 1999 (the "RIGHTS AGREEMENT"), as such agreement may be amended from time to time.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to any securities of the Company held by the Holder until the end of such period.

         IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be executed by its officer thereunto duly authorized as of the date first above written.

                                               NETRATINGS, INC.



                                               By:
                                                  ----------------------------
                                                   David J. Toth, President



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